UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2024
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange
__________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2024, at the Lincoln National Corporation (“Company”) 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), the Company’s shareholders approved Amendment No. 3 (the “Amendment”) to the Lincoln National Corporation 2020 Incentive Compensation Plan, as amended by Amendments No. 1 and No. 2 thereto (as amended, the “2020 Plan”). The Amendment increased the total number of shares of the Company’s common stock authorized for issuance under the 2020 Plan by 4,500,000 shares, to 16,050,000 shares. A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The material terms and conditions of the 2020 Plan are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 11, 2024, at pages 100-106.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2024 Annual Meeting was held on May 23, 2024. Shareholders voted as follows on the matters presented for a vote.

Item 1. Election of Directors

The twelve nominees for election to the Board were elected, each for a term expiring at the Company’s 2025 Annual Meeting of Shareholders, based upon the following votes:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Deirdre P. Connelly	109,750,659	6,833,675	311,887	26,389,209
Ellen G. Cooper	108,075,767	7,815,252	1,005,202	26,389,209
William H. Cunningham	108,292,165	7,843,830	760,226	26,389,209
Reginald E. Davis	113,213,888	3,309,033	373,300	26,389,209
Eric G. Johnson	109,797,460	6,483,089	615,672	26,389,209
Gary C. Kelly	110,603,674	5,762,116	530,431	26,389,209
M. Leanne Lachman	111,302,885	5,205,345	387,991	26,389,209
Dale LeFebvre	113,525,633	2,918,633	451,955	26,389,209
Janet Liang	113,639,347	2,898,419	358,455	26,389,209
Michael F. Mee	109,100,434	7,182,493	613,294	26,389,209
Owen Ryan	114,161,000	2,334,829	400,392	26,389,209
Lynn M. Utter	113,523,380	2,977,332	395,509	26,389,209

Item 2. Ratification of Auditors

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2024 was approved based on the following votes:

For	Against	Abstentions
137,734,824	5,084,392	466,214

There were no broker non-votes for this item.

Item 3. Advisory Resolution on Executive Compensation

The proposal to approve an advisory resolution regarding the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2024 Proxy Statement, was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
96,962,533	19,024,242	909,446	26,389,209

Item 4. Approval of Amendment to Lincoln National Corporation 2020 Incentive Compensation Plan

The proposal to approve the Amendment to the 2020 Plan was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
81,301,339	34,831,068	763,814	26,389,209

Item 5. Non-Binding Shareholder Proposal Regarding Independent Board Chair

The non-binding shareholder proposal to amend the Company’s corporate governance documents to require an independent board chairman was not approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
46,456,683	69,753,497	686,041	26,389,209

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Amendment No. 3 to the Lincoln National Corporation 2020 Incentive Compensation Plan (effective May 23, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Nancy A. Smith
Name:	Nancy A. Smith
Title:	Senior Vice President and Secretary

Date: May 24, 2024